                      SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.

                                ---------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)   August 31, 2001
                                                   ---------------


                            Southwest Water Company
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


        Delaware                      0-8176                  95-1840947
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission            (I.R.S. Employer
of incorporation)                  File Number)         Identification No.)


  225 North Barranca Avenue, Suite 200 West Covina, California          91791
--------------------------------------------------------------------------------
          (Address of principal executive offices)                    (Zip Code)


                                (626) 915-1551
--------------------------------------------------------------------------------
              Registrant's telephone number, including area code


                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5. Other Events

   On August 31, 2001, Southwest Water Company (the "Registrant") completed the acquisition of 90% of Operations Technologies, Inc., or OpTech, a Georgia corporation, for a combination of stock, promissory notes and cash. The stock component consisted of 91,981 shares of the Registrant's common stock, while the promissory note and cash components consisted of $3.0 million and 3.5 million respectively. All of the shares of the Registrant's common stock received by the former OpTech shareholders were "restricted securities" under the Securities Act of 1933, as amended. The acquisition agreement provided that the Registrant would register for resale the shares of common stock issued to the former OpTech shareholders.

  OpTech provides contract water and wastewater system management, operations and maintenance services and public works services in the states of Georgia and Mississippi. OpTech's services include facility and equipment maintenance and repair, water and wastewater operations, street maintenance, public works services such as maintaining ditches and repairing potholes, billing and collection services. OpTech does not own any of the water systems, water production facilities, water distribution systems, wastewater collection systems or wastewater treatment facilities that it operates for its clients. OpTech's contracts are all fixed fee operations and maintenance contracts. Areas served by OpTech have an aggregate population of approximately 315,000 people.

     A copy of the Agreement and Plan of Merger is attached hereto as Exhibit
99.1. On September 19, 2001, the Registrant issued a press release regarding the acquisition of OpTech, which is included as Exhibit 99.2.

Item 7.(c) Exhibits

   99.1 Agreement and Plan of Merger by and among Southwest Water Company, OPT Acquisition Subsidiary, Inc., Operations Technologies, Inc., Operations Technologies Shareholder Trust and Robert W. Monette, dated as of August 31, 2001. (filed herewith)

   99.2  Press Release dated September 19, 2001. (filed herewith)

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SOUTHWEST WATER COMPANY


Date:  September 19, 2001            By:  /s/ ANTON C. GARNIER
                                          --------------------
                                          Anton C. Garnier
                                          President, Chief Executive Officer and
                                           Director

EXHIBIT INDEX

Exhibits:
---------

     99.1 Agreement and Plan of Merger by and among Southwest Water Company, OPT Acquisition Subsidiary, Inc., Operations Technologies, Inc., Operations Technologies Shareholder Trust and Robert W. Monette, dated as of August 31, 2001. (filed herewith)

     99.2  Press Release dated September 19, 2001. (filed herewith)